Goldman Sachs Trust

Goldman Sachs International Equity Funds

Class A Shares, Class B Shares, Class C Shares, Institutional Shares and
Service Shares of

Goldman Sachs Emerging Markets Equity Fund

Supplement dated November 14, 2008 to the
Prospectuses dated December 28, 2007

The following is inserted as the last sentence of the second paragraph in the section “Fund Investment Objectives and Strategies — Goldman Sachs Emerging Markets Equity Fund — Principal Investment Strategies” of the Prospectuses:

An emerging country issuer may also include an exchange-traded fund that is principally invested in equity securities of emerging country issuers.

The “Investment Practices” table in the “Other Investment Practices and Securities” section of the Prospectuses is revised to reflect that the Fund is not subject to any specific percentage limitation on usage of “Investment Company Securities (including exchange-traded funds).”

This Supplement should be retained with your Prospectus
for future reference.

EMEINVOBJSTK 11-08
00064099